  [THORNBURG                                           SERIES A____% CUMULATIVE
      SEAL]                                          CONVERTIBLE PREFERRED STOCK
                                                          _________________
THIS CERTIFICATE                                                SHARES
IS TRANSFERABLE                                           -----------------
  IN BOSTON,                                         INCORPORATED UNDER THE LAWS
 MASSACHUSETTS                                         OF THE STATE OF MARYLAND
 AND NEW YORK,
   NEW YORK                                          CUSIP  885218

                         [PHOTOGRAPH           SEE REVERSE FOR IMPORTANT NOTICE
                          OF FAMILY]               ON TRANSFER RESTRICTIONS
                                                    AND OTHER INFORMATION

                      THORNBURG MORTGAGE ASSET CORPORATION
______________________________________________________________________________
THIS CERTIFIES THAT

IS THE RECORD HOLDER OF
______________________________________________________________________________
       FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES A___% CUMULATIVE
                CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, OF

                              CERTIFICATE OF STOCK
Thornburg Mortgage Asset Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by the Registrar.
        Witness the facsimile Corporate Seal of this Corporation and the facsimile signatures of its duly-authorized officers.


Dated:

COUNTERSIGNED AND REGISTERED:
        STATE STREET BANK & TRUST COMPANY,
                (BOSTON, MASSACHUSETTS)
                        TRANSFER AGENT AND REGISTRAR

BY


                                                  /s/ Michael B. Jeffers
                                        SECRETARY_______________________________


                                                 /s/ [illegible]
                                        CHAIRMAN________________________________


AUTHORIZED SIGNATURE

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF MAINTAINING THE CORPORATION'S STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING A RESTRICTION ON OWNERSHIP OF EQUITY STOCK IN EXCESS OF 9.8% (SUBJECT TO CERTAIN EXCEPTIONS) OF THE OUTSTANDING EQUITY STOCK OF THE CORPORATION ALL AS SET FORTH IN THE CORPORATION'S ARTICLES OF INCORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

        IN ADDITION, THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS AND SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS AND SERIES, IF ANY, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                         NOTICE OF ELECTION TO CONVERT                   FOR
                        (CONVERTIBLE INTO COMMON STOCK)
              The undersigned herby irrevocably elects to convert
                                                                     CONVERSION
___________________________________________________________shares
of Series A___% Cumulative Convertible Preferred Stock represented      USE
by the within certificate into shares of Common Stock of
THORNBURG MORTGAGE ASSET CORPORATION [as such shares may be             ONLY
constituted on the conversion date) in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation.

Dated_______________________

                                _______________________________
                                        Signature


        The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- __________Custodian___________
TEN ENT -- as tenants by the entireties                                 (Cust)              (Minor)
JT TEN  -- as joint tenants with right of                             under the Uniform Gifts to Minors
           survivorship and not as tenants                            Act___________________________
           in common                                                             (State)


                                                  UNIF TRF MIN ACT -- ________Custodian(until age_____)
                                                                        (Cust)              (Minor)
                                                                      ________under the Uniform Transfers
                                                                       (Minor)
                                                                      to Minors Act___________________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated-----------------------


                                X----------------------------------------------

                                X----------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By--------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
MEDALLION PROGRAM, PURSUANT TO S.E.C.
RULE 17Ad-15.

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AMERICAN BANK NOTE COMPANY      JAN. 8, 1997 se
3504 ATLANTIC AVENUE
SUITE 12                        048255bk
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 428-7459            Proof OW REV. 2
                                     ---
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